THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AMENDS THE REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 1, 2016.

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the “First Amendment”), dated and effective as of this 21st day of August, 2019, by and among WEIS MARKETS, INC., a Pennsylvania corporation, DUTCH VALLEY FOOD COMPANY, LLC, a Pennsylvania limited liability company, WEIS TRANSPORTATION, LLC, a Pennsylvania limited liability company, and WMK FINANCING, INC., a Delaware corporation (the “Borrowers” and each a “Borrower”) and WELLS FARGO BANK, N.A., a national banking association (the “Lender”).

BACKGROUND

A. The Borrowers and the Lender entered into that certain Revolving Credit Agreement dated as of September 1, 2016 (as previously modified, hereinafter the “Agreement”).

B. The parties desire to amend the Agreement, as set forth herein, so as to (x) acknowledge and agree that the maximum principal amount of the Line of Credit shall be Thirty Million Dollars ($30,000,000.00), with an additional discretionary availability of Seventy Million Dollars ($70,000,000.00), subject in all events to the terms and conditions set forth below and in the Agreement, (y) extend the Maturity Date, and (z) amend certain other provisions of the Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

Background

. The foregoing Background paragraphs are incorporated herein by reference hereto and the accuracy of the same are hereby acknowledged.  The Agreement and all terms thereof are incorporated herein by reference hereto.  Unless expressly provided otherwise in this First Amendment, capitalized terms used in this First Amendment shall have the meanings given to them in the Agreement.

.

(a) The definition of “Maturity Date” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

Maturity Date:  September 1, 2022, or such earlier date as the Commitment shall terminate pursuant to the terms hereof.

(b)A new definition of “UCC” is added to Section 1.1 of the Agreement as follows:

Uniform Commercial Code or UCC:  means the Uniform Commercial Code as adopted and in effect from time to time in Pennsylvania.

Maximum Amount of Line of Credit

.  Sections 2.2.2(a)(i) and 2.2.2(a)(iv) of the Agreement, entitled “Commitment” and “Increase of Commitment” respectively, are hereby amended and restated in their entirety as follows:

(i)Commitment.  The Lender shall make advances to the Borrowers until the Maturity Date in an aggregate principal amount not to exceed at any time outstanding Thirty Million Dollars ($30,000,000.00) (as the same may be reduced or increased pursuant to the terms of this Agreement, the “Commitment”); provided however, that the aggregate amount of the Commitment available for borrowing at any time shall not exceed the amount of the Commitment at that time less the amount of any outstanding Loans under the Line of Credit and the Letter of Credit Liabilities.  Within the foregoing limits, and subject to the terms and conditions set forth in this Agreement until the Maturity Date, the Borrowers may borrow under this Subsection 2.2.2, repay or prepay such advances, and reborrow under this Subsection 2.2.2.  The Lender shall have no obligation to advance any principal sums in excess of the amount of the Commitment set forth above in this Section 2.2.2(a)(i) and any agreement between the parties to permit advances of the Accordion Amount greater than the Commitment amount set forth above in this Section 2.2.2(a)(i) must be evidenced by compliance with Section 2.2.2(a)(iv) below.

* * *

(iv)Increase of Commitment.  At any time or times when no Event of Default exists (and provided no Event of Default will occur if the request is given effect), the Borrowers may request in writing that the Lender agree to increase the Commitment by an amount not exceeding in the aggregate Seventy Million Dollars ($70,000,000.00) (“Accordion Amount”), thereby increasing the Commitment to a total sum no greater than One Hundred Million Dollars ($100,000,000.00).  The Lender shall consider such request in its sole discretion.  The Lender shall grant or decline such request within thirty (30) days of its receipt of the request and shall confirm same in writing.  Requests by the Borrowers for approval of advances under this Section 2.2.2(a)(iv) shall seek an increased amount of no less than $5,000,000.00 per request (or, if less, any remaining unfunded amount of the Accordion Amount or such lower amounts agreed to by Lender), and shall not be made less than thirty (30) days prior to the Maturity Date.  A request for an advance of all or a portion of the Accordion Amount shall be made by a written notice substantially in the form of Exhibit B annexed hereto and incorporated herein, which is delivered to the Lender in accordance with Section 10.1 below, and shall be executed by the Borrowers’ Chief Financial Officer or other authorized signatory.  Any Loans made by Lender pursuant to all or any portion of the Accordion Amount which has been approved for advances by the Lender shall be on the same terms set forth in this Agreement (including, for the avoidance of doubt, the Maturity Date and pricing).

Letter of Credit Sublimit

. The amount of the “Letter of Credit Sublimit”, as defined in Subsection 2.2.2(c)(i) of the Agreement, is hereby decreased from Thirty Million Dollars ($30,000,000.00) to Eighteen Million Dollars ($18,000,000.00).

5. Other Amendments.
(a) The address of the Lender set forth in Section 10.1(a) of the Agreement is amended and restated as follows:

Lender:Wells Fargo Bank, N.A.

4905 Tilghman Street, Suite 150

Allentown, PA  18104

Email: michael.gigler@wellsfargo.com

Attention:  Michael Gigler, Sr. Relationship Manager

(b) A new subsection 1.2.4 is added to the Agreement as follows:

If at any time any change in GAAP would affect the computation of any covenant (including the computation of any financial covenant) and/or pricing grid set forth in this Agreement or any other Loan Documents, Borrower and Lender shall negotiate in good faith to amend such covenant and/or pricing grid to preserve the original intent in light of such change; provided, that, until so amended, (i) such covenant and/or pricing grid shall continue to be computed in accordance with the application of GAAP prior to such change and (ii) Borrower shall provide to Lender a written reconciliation in form and substance reasonably satisfactory to Lender, between calculations of such covenant and/or pricing grid made before and after giving effect to such change in GAAP.

Deliveries

.  The agreement of the Lender to modify the terms of the Agreement is and shall be subject to the delivery to the Lender of all of the following (which are hereby included within the meaning of the term “Loan Documents” as defined in the Agreement):

(a) This First Amendment executed by the Borrowers;
(b) The Amended and Restated Promissory Note executed by the Borrowers;
(c) An updated Secretary’s Certificate in the form of Exhibit C to the Agreement and complying with the terms of Section 3.1.1 of the Agreement; and
(d) Such other documentation, resolutions and confirmations as the Lender may reasonably require.
Additional Representations

.  As an inducement to the Lender to execute this First Amendment, the Borrowers make the following representations and warranties and acknowledge the Lender’s justifiable reliance thereon:

(a) No Event of Default has occurred under the Agreement (as previously amended) or any of the Loan Documents;

(b) All representations and warranties previously made by the Borrower pursuant to Article 4 of the Agreement (as previously amended), or in any of the Loan Documents, remain true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date) and are fully applicable to this First Amendment; and

(c) The Agreement, as modified and amended by this First Amendment, is a valid and binding obligation of the Borrowers and is fully enforceable in accordance with all of its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

Prior Representations

.  All of the terms, provisions, conditions, covenants, warranties, representations and agreements set forth in the Agreement, except as and to the extent modified by this First Amendment, shall remain in full force and effect.  The Lender and the Borrowers ratify and confirm each to the other all of the provisions of the Agreement and Loan Documents, as amended by this First Amendment, and any Loan Documents to be executed in connection herewith.

No Additional Commitments

.  Nothing contained in this First Amendment shall be deemed to be an offer, commitment, covenant and/or agreement by the Lender to renew, restate, amend, extend or otherwise modify the terms of the Agreement, except as is expressly stated in this First Amendment; and no such offer, commitment, covenant and/or agreement exists unless same is expressly stated in this First Amendment.

Costs and Expenses

.  Borrowers agree to pay all of Lender’s reasonable and documented, out of pocket legal fees and expenses in connection with the review, preparation, negotiation, documentation and closing of this First Amendment.  Nothing contained in this First Amendment shall limit in any manner whatsoever Lender’s right to reimbursement of costs and expenses under any of the Loan Documents.

No Novation

.  Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens and security interests (if any), rights or remedies granted to the Lender in the Loan Documents.

No Waiver

.  Except as may be otherwise expressly provided herein, nothing herein contained and no actions taken by Lender in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to the Lender under the Loan Documents or under the UCC.  Nothing herein shall constitute a waiver by the Lender of the Borrowers’ compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by the Lender to enter into any further amendments with Borrowers.

Inconsistencies

.  To the extent of any inconsistency between the terms and conditions of this First Amendment and the terms and conditions of the Agreement (as amended)

and the Loan Documents, the terms and conditions of this First Amendment shall prevail.  All terms and conditions of the Agreement and Loan Documents, as previously amended, not inconsistent herewith shall remain in full force and effect.

Binding Effect

.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Governing Law; Multiple Counterparts

.  This First Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. This First Amendment may be executed in multiple counterparts.

Successors and Assigns

.  This First Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

No Third Party Beneficiaries

. The rights and benefits of this First Amendment and the Loan Documents shall not inure to the benefit of any third party.

Headings

. The headings of the sections of this First Amendment are inserted for convenience only and shall not be deemed to constitute a part of this First Amendment.

Joint and Several Liability

.  The Borrowers acknowledge and reaffirm the terms of Section 10.19 of the Agreement.

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[TWO SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this First Amendment to Revolving Credit Agreement to be duly executed and delivered as of the day and year first above written.

WEIS MARKETS, INC.,

a Pennsylvania corporation

By:

Name:  Scott F. Frost

Title:   Senior Vice President,

Chief Financial Officer and Treasurer

DUTCH VALLEY FOOD COMPANY, LLC,

a Pennsylvania limited liability company

By:

Name:  Scott F. Frost

Title:   Senior Vice President,

Chief Financial Officer and Treasurer

WEIS TRANSPORTATION, LLC,

a Pennsylvania limited liability company

By:

Name:  Scott F. Frost

Title:   Senior Vice President,

Chief Financial Officer and Treasurer

WMK FINANCING, INC.,

A Delaware corporation

By:

Name:  Lisa M. Oakes

Title:  President, Treasurer and Secretary

[SIGNATURE PAGE ONE OF TWO TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT DATED AUGUST 21, 2019]

WELLS FARGO BANK, N.A.

By:

Name:  Michael Gigler

Title:  SVP and Sr. Relationship Manager

[SIGNATURE PAGE TWO OF TWO TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT DATED AUGUST 21, 2019]